Exhibit 99.1

                          CERTIFICATION PURSUANT TO
                           18 U.S.C. SECTION 1350,
                            AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


 In connection with this Annual Report on Form 10-K of Dial Thru International Corporation (the "Company") for the fiscal year ended October 31, 2002 as filed with the Securities and Exchange Commission on the date hereof, I, John Jenkins, Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. S 1350, as adopted pursuant to S 906 of the Sarbanes-Oxley Act of 2002, that:

      (1)  This Report on Form 10-K fully  complies with the requirements  of
 Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in this Report on Form 10-K fairly presents, in all material respects, the financial condition and result of operations of the Company.


 Date: January 29, 2003             /s/ John Jenkins
                                    John Jenkins
                                    Chief Executive Officer